UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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INC RESEARCH HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INC RESEARCH HOLDINGS, INC.

3201 Beechleaf Court, Suite 600

Raleigh, North Carolina 27604

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

JULY 31, 2017

The date of this Supplement is July 27, 2017

This supplement (the “Supplement”) amends and supplements the definitive proxy statement on Schedule 14A filed by INC Research Holdings, Inc. (“INC Research”) with the Securities and Exchange Commission on June 30, 2017 (the “Definitive Proxy Statement”), relating to INC Research’s special meeting of stockholders to be held at The Washington Duke Inn, 3001 Cameron Boulevard, Durham, NC 27705, on Monday, July 31, 2017 at 8:00 a.m. EDT. The purpose of this Supplement is to update the Definitive Proxy Statement for certain financial information relating to the second quarter performance of Double Eagle Parent, Inc., a Delaware corporation (“inVentiv”).

To the extent that information in this Supplement differs from or updates information contained in the Definitive Proxy Statement, you should rely on the information in this Supplement. Except as specifically supplemented by the information contained in this Supplement, all information set forth in the Definitive Proxy Statement remains unchanged. We urge you to read this Supplement carefully and in its entirety together with the Definitive Proxy Statement. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

inVentiv Second Quarter Financial Information

inVentiv has provided INC Research preliminary financial results for the three and six month periods ended June 30, 2017 and 2016. This information is preliminary and is subject to change based on ongoing work being performed by inVentiv and its accountants.

	Successor		Predecessor	Successor		Predecessor
$M	Three Months Ended June 30, 2017		Three Months Ended June 30, 2016	Six Months Ended June 30, 2017		Six Months Ended June 30, 2016
Adjusted Net Service Revenue (1)	$521.0	(2)	$561.0	$1,054.8	(2)	$1,102.3
Net Income (loss)	$(38.8)		$(4.4)	$(79.5)		$(23.0)
Adjusted EBITDA (1)	$86.7		$91.6	$183.4		$176.7

(1)	Adjusted Net Service Revenue for inVentiv is defined as net service revenue excluding the impact of purchase accounting adjustments. EBITDA for inVentiv is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain items which inVentiv does not believe are reflective of ongoing performance.
(2)	Excludes the negative impact of $6.1M of purchase accounting for the three months ended June 30, 2017, and $13.8M for the six months ended June 30, 2017.

These results were prepared by inVentiv management independent of INC Research. All amounts are presented consistent with inVentiv accounting disclosure policies and have not been conformed to INC Research’s policies, and will differ when conformed to INC Research’s policies.

Reconciliation of Net Income to Adjusted EBITDA for inVentiv

	Successor	Predecessor	Successor	Predecessor
$M	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016
Net Income (loss)	(38.8)	(4.4)	(79.5)	(23.0)
Interest expense, net	36.5	54.4	74.3	110.3
Income tax provision (benefit)	(13.9)	3.3	(28.6)	11.5
Depreciation and Amortization	71.4	22.2	155.9	46.0
EBITDA	55.2	75.5	122.1	144.7
Stock based compensation (a)	4.5	1.5	9.1	2.6
Impact of acquisition accounting adjustments (b)	8.8	0.8	19.7	1.2
Management fees (c)	1.1	0.9	2.4	1.9
Foreign currency transaction (gains)/losses (d)	2.2	(2.6)	5.1	(0.5)
Impact of unrestricted subsidiaries net of addbacks (e)	—	0.4	—	0.7
Acquisition and financing expense (f)	8.2	2.1	8.8	2.7
Severance (g)	2.2	2.4	5.1	5.2
Restructuring costs (h)	3.3	4.3	5.0	6.8
Other Investment (i)	0.0	5.7	0.0	10.1
Other (j)	1.1	0.5	6.1	1.4
Adjusted EBITDA	86.7	91.6	183.4	176.7

(a)	Represents stock-based compensation charges in the income statement.
(b)	Represents non-cash adjustments resulting from the revaluation of certain items such as deferred revenue and deferred rent recognized in connection with inVentiv Health’s prior acquisitions.
(c)	Represents the annual sponsor management fee paid pursuant to the THL and Advent Management Agreement described in inVentiv Health’s consolidated financial statements with its annual report for the year ended December 31, 2016.
(d)	Represents the net gain or loss resulting from currency remeasurements.
(e)	Represents the loss from continuing operations of certain subsidiaries that inVentiv Health previously designated as unrestricted for purposes of its debt instruments.
(f)	Represents legal and advisory fees incurred in connection with strategic transactions and financings that do not relate to and are not indicative of inVentiv Health’s core on-going operations.
(g)	Represents employee termination costs.
(h)	Represents costs in connection with facility closures, relocations, integrations and business optimization.
(i)	Represents upfront investment incurred in connection with the Aprecia Agreement to provide commercialization services in exchange for future royalties. This was a non-core arrangement that was terminated in the fourth quarter of 2016.
(j)	Represents third party costs for tax services, franchise taxes, certain non-cash items, one time costs from third party advisors, gain (loss) on extinguishment of debt and equity investment income.

inVentiv reported that its net new business awards, which represents the value of future net revenues for services awarded during the period under signed contracts, letters of intent or pre-contract commitments that are supported by written communications that are expected to commence within the next twelve months, net of cancellations of prior awards, for the three months ended June 30, 2017 and the six months ended June 30, 2017 were $288M and $593.9M, respectively, as compared to $323M and $619.8M for the corresponding time periods in 2016.

inVentiv reported that its Clinical book-to-bill ratio, which represents the ratio calculated by dividing net new business awards by net revenues in a particular period, for each of the three months ended June 30, 2017 and the six months ended June 30, 2017 was 1.1x, as compared to 1.2x for each of the corresponding time periods in 2016.

inVentiv reported that its Clinical backlog, which represents future net revenues from work not yet completed or performed under signed contracts, letters of intent or pre-contract commitments that are supported by written communications, as of June 30, 2017 was $2,275M, as compared to $2,163M as of June 30, 2016.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such forward-looking statements reflect, among other things, our current expectations and anticipated results of operations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, or industry results to differ materially from those expressed or implied by such forward-looking statements. Therefore, any statements contained herein that are not statements of historical fact may be forward-looking statements and should be evaluated as such. Without limiting the foregoing, the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “would,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. INC Research cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to closing of the merger may not be satisfied, (iii) the ability of INC Research and inVentiv to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) litigation relating to the proposed transaction that has been or potentially could be instituted against INC Research, inVentiv or their respective directors, (vi) possible disruptions from the proposed transaction that could harm INC Research’s and/or inVentiv’s business, including current plans and operations, (vii) the ability of INC Research or inVentiv to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the merger, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect INC Research’s or inVentiv’s financial performance, (x) certain restrictions during the pendency of the merger that may impact INC Research’s or inVentiv’s ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement that has been filed with the Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the definitive proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on INC Research’s or inVentiv’s consolidated financial condition, results of operations, credit rating or liquidity. Unless legally required, INC Research does not assume any obligation to update any such forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving INC Research and inVentiv. In connection with the proposed transaction, INC Research has filed with the Securities and Exchange Commission the definitive proxy statement and, beginning on June 30, 2017, mailed the definitive proxy statement to its shareholders as of the June 29, 2017 record date for a special meeting of shareholders of INC Research to be held on July 31, 2017 at 8:00 a.m. Eastern Daylight Time at The Washington Duke Inn, 3001 Cameron Boulevard, Durham, NC 27705. Shareholders are encouraged to read the definitive proxy statement regarding the proposed transaction and any other relevant documents filed or to be filed with the Securities and Exchange Commission carefully and in their entirety before making any voting decision as they will contain important information about the transaction. Shareholders will be able to obtain a free copy of the definitive proxy statement (when available), as well as other filings made by INC Research regarding INC Research, inVentiv, and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov) or at INC Research’s website (investor.incresearch.com).

Participants in the Solicitation

INC Research and its respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from INC Research’s shareholders with respect to the special meeting of shareholders that will be held to consider and vote upon the approval of the share issuance and the proposed transaction. Information regarding the officers and directors of INC Research is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2016, and INC Research’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on April 13, 2017. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of INC Research’s shareholders generally, are contained in the definitive proxy statement and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.